Exhibit 99.2

Supplemental Operating and Financial Data

For the Period Ended December 31, 2011

Company Overview

Excel Trust, Inc. (“Excel Trust”) is a retail focused REIT that primarily targets community and power centers, grocery anchored neighborhood centers and freestanding retail properties. Excel Trust has elected to be treated as a REIT, for U.S. federal income tax purposes. Excel Trust trades publicly on the NYSE under the symbol “EXL”.

Corporate Headquarters	Other Offices
Excel Trust, Inc.	Salt Lake City, UT
17140 Bernardo Center Dr., Ste 300	Atlanta, GA
San Diego, CA 92128	Stockton, CA
Tel: 858-613-1800	Scottsdale, AZ
Email: info@exceltrust.com
Website: www.exceltrust.com

Executives & Senior Management
Gary B. Sabin - Chairman & CEO	Spencer G. Plumb - President & COO
James Y. Nakagawa - CFO	Mark T. Burton - CIO & SVP, Acquisitions
S. Eric Ottesen - SVP, General Counsel	William J. Stone - SVP, Asset Management/Development
Matthew S. Romney - SVP, Capital Markets

Board of Directors
Gary B. Sabin (Chairman)	Spencer G. Plumb
Mark T. Burton	Bruce G. Blakley
Burland B. East III	Robert E. Parsons, Jr.
Warren R. Staley

Transfer Agent and Registrar	Corporate Counsel
Continental Stock Transfer & Trust Company	Latham & Watkins
17 Battery Place, 8th Floor	12636 High Bluff Drive, Suite 400
New York, New York 10004	San Diego, CA 92130
Tel: 212-509-4000	Tel: 858-523-5400
Email: cstmail@continentalstock.com
Website: www.continentalstock.com

Reported results and other information herein are preliminary and not final until the filing of Excel Trust’s report on Form 10-Q or Form 10-K with the Securities and Exchange Commission and, therefore, remain subject to adjustment.

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Excel Trust operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Excel Trust’s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Excel Trust’s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Excel Trust’s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Excel Trust’s future results, performance or transactions, see the reports filed by Excel Trust with the Securities and Exchange Commission, including its final prospectus relating to its initial public offering, quarterly reports on Form 10-Q and annual report on Form 10-K. Excel Trust disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Analyst Coverage

Company	Analyst	Contact
Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

KeyBanc	Jordan Sadler	(917) 368-2280
	Todd Thomas	(917) 368-2286

Morgan Stanley	Paul Morgan	(415) 576-2627
	Stephen Bakke	(415) 576-2696

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Stifel, Nicolaus & Co., Inc.	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

UBS	Ross Nussbaum	(212) 713-2484
	Christy McElroy	(203) 719-7831

Wells Fargo	Jeff Donnelly	(617) 603-4262
	Tamara Fique	(443) 263-6568

Summary Financial and Portfolio Data

For the Quarter Ended December 31, 2011

(Dollars and share data in thousands, except per share data)

Portfolio Summary
Total Gross Leasable Square Feet (GLA)-Operating Portfolio (1)	3,809,383
Percent Leased-Operating Portfolio	95.2%
Percent Occupied-Operating Portfolio	95.0%
Annualized Base Rent (2)	$52,711
No. leases signed or renewed	20
Sq Ft leases signed or renewed	101,800

Financial Results
Net loss attributable to the common stockholders	$(597)
Net loss per diluted share	$(0.03)
Funds from operations (FFO)	$5,123
FFO per diluted share	$0.16
Adjusted funds from operations (AFFO)	$5,422
AFFO per diluted share	$0.17
EBITDA	$9,309

Assets
Gross undepreciated real estate	$602,253
Gross undepreciated assets	$705,965
Total liabilities to gross undepreciated assets	43.4%
Debt to gross undepreciated assets	37.8%

Capitalization
Common shares outstanding	30,290
OP units outstanding	1,405

Total common shares and OP units	31,695
Closing price at quarter end	$12.00
Equity capitalization at December 31, 2011	$380,340
Preferred stock (at liquidation preference of $25.00 per share)	50,000
Total debt (3)	266,652

Total capitalization	$696,992

Debt/total capitalization	38.3%
Debt/EBITDA	7.2

Common Stock Data
Range of closing prices for the quarter	$8.96-12.29
Weighted average common shares outstanding	29,272
Weighted average common shares outstanding - diluted (FFO and AFFO)	31,206
Shares of common stock outstanding on December 31, 2011	30,290

(1)	Includes retail and office gross leasable area, but excludes gross leasable area from developments under construction and any planned development.
(2)	Annualized Base Rent excludes rental revenue from non-stabilized development properties.
(3)	Excludes debt discount or premium.

Balance Sheets

EXCEL TRUST, INC.

CONDENSED AND CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	$0000000	$0000000	$0000000	$0000000	$0000000
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
ASSETS:

Property:
Land	$236,941	$226,097	$175,072	$164,712	$153,601
Buildings	287,226	260,085	215,712	191,931	178,374
Site improvements	28,257	24,423	21,732	19,231	18,832
Tenant improvements	28,517	23,139	19,353	19,720	18,242
Construction in progress	21,312	18,797	13,871	10,801	4,423
Less accumulated depreciation	(18,294)	(15,630)	(12,586)	(10,529)	(8,360)

Property, net	583,959	536,911	433,154	395,866	365,112
Cash and cash equivalents	5,292	45,885	88,710	3,955	6,525
Restricted cash	3,680	3,879	42,331	4,393	5,870
Tenant receivables, net	4,174	2,582	1,829	1,860	1,945
Lease intangibles, net	68,556	66,520	54,727	53,791	53,024
Mortgage loan receivable	2,000	2,000	2,000	2,000	2,000
Deferred rent receivable	2,997	2,656	1,897	1,498	1,148
Other assets	17,013	13,941	8,061	6,726	5,464

Total assets	$687,671	$674,374	$632,709	$470,089	$441,088

LIABILITIES AND EQUITY:

Liabilities:
Mortgages payable, net	$244,961	$245,983	$198,331	$150,957	$137,043
Notes payable	21,000	—	535	37,835	85,384
Accounts payable and other liabilities	21,080	24,511	20,762	20,190	12,944
Lease intangibles, net	13,843	13,129	9,826	7,222	7,150
Dividends/distributions payable	5,801	5,642	5,374	3,037	1,957

Total liabilities	306,685	289,265	234,828	219,241	244,478

Equity:
Stockholders’ equity
Preferred stock	47,703	47,703	47,721	47,628	—
Common stock	302	302	309	165	156
Additional paid-in capital	319,875	324,277	334,953	188,972	191,453
Cumulative deficit	(3,277)	(3,555)	(1,818)	(3,754)	(3,725)

	364,603	368,727	381,165	233,011	187,884
Accumulated other comprehensive loss	(811)	(1,089)	(748)	(162)	(373)

Total stockholders’ equity	363,792	367,638	380,417	232,849	187,511
Non-controlling interests	17,194	17,471	17,464	17,999	9,099

Total equity	380,986	385,109	397,881	250,848	196,610
Total liabilities and equity	$687,671	$674,374	$632,709	$470,089	$441,088

The notes in the Form 10-Q or 10-K are an integral part of these condensed consolidated and combined financial statements.

Statements of Operations

EXCEL TRUST, INC.

CONDENSED AND CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data and dividends per share)

	Three Months Ended December 31, 2011	Three Months Ended September 30, 2011	Three Months Ended June 30, 2011	Three Months Ended March 31, 2011	Three Months Ended December 31, 2010
Revenues:
Rental revenue	$12,783	$12,538	$10,467	$8,476	$6,818
Tenant recoveries	3,480	2,702	2,220	1,899	1,483
Other income	313	143	102	104	57

Total revenues	16,576	15,383	12,789	10,479	8,358

Expenses:
Maintenance and repairs	1,441	932	780	639	487
Real estate taxes	2,136	1,724	1,377	1,135	860
Management fees	172	155	133	117	70
Other operating expenses	762	732	797	766	599
Changes in fair value of earn-outs	(106)	—	(328)	—	—
General and administrative	3,846	3,187	3,140	2,650	3,096
Depreciation and amortization	6,354	6,375	6,400	4,160	3,539

Total expenses	14,605	13,105	12,299	9,467	8,651

Net operating income	1,971	2,278	490	1,012	(293)

Interest expense	(3,552)	(3,561)	(3,503)	(2,565)	(2,069)
Interest income	70	144	43	40	8
Gain on acquisition of real estate	542	—	—	937	978
Changes in fair value of financial instruments	1,238	(596)	512	—	—

Loss from continuing operations	269	(1,735)	(2,458)	(576)	(1,376)

Income from discontinued operations before gain on sale of real estate assets	—	—	507	516	472
Gain on sale of real estate assets	—	—	3,976	—	—

Income from discontinued operations	—	—	4,483	516	472

Net (loss) income	269	(1,735)	2,025	(60)	(904)
Net (income) loss attributable to non-controlling interests	9	(2)	(89)	31	31

Net income (loss) attributable to Excel Trust, Inc.	278	(1,737)	1,936	(29)	(873)
Preferred stock dividends	(875)	(875)	(875)	(603)	—

Net (loss) income attributable to the common stockholders	$(597)	$(2,612)	$1,061	$(632)	$(873)

Basic and diluted net (loss) income per share	$(0.03)	$(0.09)	$0.06	$(0.04)	$(0.06)

Weighted-average common shares outstanding - basic and diluted	29,272	29,634	15,856	15,513	15,510

Dividends declared per common share	$0.160	$0.155	$0.150	$0.140	$0.120

The notes in the Form 10-Q or 10-K are an integral part of these condensed consolidated and combined financial statements.

Reconciliation of Net Income to EBITDA

(Earnings before Interest, Taxes, Depreciation & Amortization)

For the Quarter Ended December 31, 2011

(Dollars in thousands)

Excel Trust, Inc.’s EBITDA and a reconciliation to net income for the periods presented is as follows:

	Three Months Ended December 31, 2011	Three Months Ended September 30, 2011	Three Months Ended June 30, 2011	Three Months Ended March 31, 2011	Three Months Ended December 31, 2010
Net (loss) income attributable to the common stockholders	$(597)	$(2,612)	$1,061	$(632)	$(873)
Add:
Interest expense	3,552	3,561	3,503	2,565	2,069
Depreciation and amortization (1)	6,354	6,375	6,607	4,369	3,733

EBITDA	$9,309	$7,324	$11,171	$6,302	$4,929

(1)	Total consolidated depreciation and amortization, a portion of which is included in discontinued operations on the statements of operations.

Reconciliation of Net Income to FFO and AFFO

For the Quarter Ended December 31, 2011

(In thousands, except per share data)

Excel Trust, Inc.’s FFO and AFFO available to common stockholders and operating partnership unitholders and a reconciliation to net income (loss) for the three months and year ended December 31, 2011 is as follows:

	Three Months Ended December 31, 2011	Year Ended December 31, 2011

Net loss attributable to the common stockholders	$(597)	$(2,780)

Add:
Non-controlling interests in operating partnership	(28)	(53)
Depreciation and amortization (1)	6,354	23,705
Deduct:
Depreciation and amortization related to joint venture	(64)	(199)
Gain on acquisition of real estate and sale of land parcel	(542)	(1,479)
Gain on sale of real estate assets	—	(3,976)

Funds from operations (2)	$5,123	$15,218

Adjustments:
Transaction costs	231	753
Deferred financing costs	412	1,367
Stock-based and other non-cash compensation expense	1,371	4,497
Changes in fair value of earn-outs	(106)	(434)
Changes in fair value of financial instruments	(1,238)	(1,154)
Straight-line effects of lease revenue	(392)	(1,968)
Amortization of above and below market leases	79	153
Non-incremental capital expenditures	(58)	(123)

Adjusted funds from operations (2)	$5,422	$18,309

Weighted average common shares outstanding	29,272	22,465
Add (3) :
OP units	1,405	1,261
Restricted stock	402	369
Contingent consideration related to business combinations	127	206
LTIP restricted stock	—	—
Common stock issuable upon conversion of preferred stock	—	—

Weighted average common shares outstanding - diluted (FFO and AFFO)	31,206	24,301

Funds from operations per share (diluted)(4)	$0.16	$0.61
Adjusted funds from operations per share (diluted)(4)	$0.17	$0.74

Other Information (5) :
Leasing commissions paid	$333	$755
Tenant improvements paid	$1,830	$3,270

(1)	Total consolidated depreciation and amortization, a portion of which is included in discontinued operations on the statements of operations (for the twelve months ended December 31, 2011).
(2)	FFO and AFFO are described on the Definitions page.
(3)	The three months and year ended December 31, 2011 include 1,405,000 and 1,261,000 OP units, respectively, and 127,000 shares and 206,000 shares of contingently issuable common stock related to business combinations, respectively, which are considered antidilutive for purposes of calculating diluted earnings per share. The three months and year ended December 31, 2011 include 402,000 and 369,000 shares of restricted common stock, which are considered antidilutive for purposes of calculating diluted earnings per share. The three months and year ended December 31, 2011 exclude 3,333,400 shares of common stock potentially issuable pursuant to the conversion feature of the preferred stock based on the “if converted” method.
(4)	The calculation of funds from operations per share (diluted) and adjusted funds from operations per share (diluted) for the three months and year ended December 31, 2011 include a reduction of $99,000 and $405,000, respectively, for dividends attributable to shares of LTIP restricted common stock, which are excluded from the calculation.
(5)	Excludes development properties.

Debt Summary

For the Quarter Ended December 31, 2011

(Dollars in thousands)

		% Total Debt
Fixed Rate Debt(1)	$233,652	88%
Variable Rate Debt(2)	33,000	12%

Total Debt(1)	$266,652	100%
Debt(1) /Gross Undepreciated Assets	37.8%

		% Total Debt
Secured Debt(1)(4)	$245,652	92%
Unsecured Debt	21,000	8%

Total Debt	$266,652	100%

Maturities by Year-Secured	Amount	% Total Debt
2012	$4,155	1.6%
2013	80,070	30.0%
2014	76,465	28.7%
2015	46,986	17.6%
2016	922	0.3%
2017	13,354	5.0%
2018	704	0.3%
2019	541	0.2%
2020	583	0.2%
2021	624	0.2%
Beyond 2021	21,248	8.0%

Total	$245,652	92.1%

Maturities by Year-Unsecured	Amount	% Total Debt
2012	$—	0.0%
2013	—	0.0%
2014	21,000	7.9%
2015	—	0.0%
2016	—	0.0%
2017	—	0.0%
2018	—	0.0%
2019	—	0.0%
2020	—	0.0%
2021	—	0.0%
Beyond 2021	—	0.0%

Total	$21,000	7.9%

Property-Secured	Amount	Contractual Interest Rate	Maturity
Five Forks Place	$5,067	5.5%	2013
Grant Creek Town Center	15,694	5.8%	2013
Park West Place(3)	55,800	3.9%	2013
Excel Centre	12,532	6.1%	2014
Merchant Central	4,560	5.9%	2014
Edwards Theatre	12,174	6.7%	2014
Gilroy Crossing	47,409	5.0%	2014
The Promenade	51,359	4.8%	2015
5000 South Hulen	13,876	5.6%	2017
Rite Aid-Vestavia Hills	1,341	7.3%	2018
Lowe’s	13,840	7.2%	2031
Northside Plaza(4)	12,000	0.1%	2035

Total	245,652	4.9%
Less: debt discount or premium	(691)

Mortgage payable, net	$244,961

(1)	Includes a mortgage note at our Park West Place property, which bears interest at LIBOR plus 2.50%. However, the Company has executed two interest rate swaps equal to the principal balance, which effectively fix the interest rate at 3.91% for the duration of the term. Amount excludes debt discount or premium.
(2)	Includes the Northside Plaza redevelopment revenue bonds, which bear interest based on the SIFMA index and reset weekly.
(3)	Includes effect of interest rate swaps.
(4)	The Northside Plaza debt represents redevelopment revenue bonds to be used for the redevelopment of this property. The bonds are priced off the SIFMA index and reset weekly. The rate as of December 31, 2011 was 0.13%. The bonds are secured by a $12.1 million letter of credit issued by the Company from the Company’s credit facility.

*	On July 8, 2010, the Company entered into an unsecured revolving credit facility (the “Credit Agreement”), which was amended on June 3, 2011. The Credit Agreement provides for a revolving credit facility of up to $200.0 million. The Company has the ability to increase the size of the revolving credit facility by up to an additional $200.0 million to a total of $400.0 million, subject to receipt of lender commitments and other conditions precedent. The amended maturity date is July 7, 2014 and can be extended for one year at the Company’s option. The revolving credit facility bears interest at the rate of LIBOR plus a margin of 220 basis points to 300 basis points, depending on the Company’s leverage ratio. The Company will also pay a 0.35% fee for any unused portion of the revolving credit facility.

Common and Preferred Stock Data

For the Quarter Ended December 31, 2011

(In thousands, except per share data)

	Three Months Ended December 31, 2011	Three Months Ended September 30, 2011	Three Months Ended June 30, 2011	Three Months Ended March 31, 2011
Earning per share - share data
Weighted average common shares outstanding	29,272	29,634	15,856	15,513

Diluted common shares - EPS	29,272	29,634	15,856	15,513

Funds from operations - share data
Weighted average common shares outstanding	29,272	29,634	15,856	15,513
Weighted average OP units outstanding	1,405	1,405	1,405	819
Weighted average restricted stock outstanding	402	—	1,046	232
Dilutive effect of contingent consideration related to business combinations	127	348	206	143
Dilutive effect of LTIP restricted stock outstanding	—	—	—	—
Dilutive effect of convertible preferred shares	—	—	—	3,333

Total potential dilutive common shares	31,206	31,387	18,513	20,040

Total common shares (including restricted stock) outstanding	30,290	30,290	30,968	16,577
Total OP units outstanding	1,405	1,405	1,405	1,405
Total preferred shares outstanding	2,000	2,000	2,000	2,000

Common share data
High closing share price	$12.29	$11.69	$12.27	$13.21
Low closing share price	$8.96	$9.32	$10.94	$11.54
Average closing share price	$10.84	$10.53	$11.72	$12.42
Closing price at end of period	$12.00	$9.62	$11.03	$11.79
Dividends per share - annualized	$0.64	$0.62	$0.60	$0.56
Dividend yield (based on closing share price at end of period)	5.3%	6.4%	5.4%	4.7%

Dividends per share
Common stock (EXL)	$0.160	$0.155	$0.150	$0.140
Preferred stock	$0.4375	$0.4375	$0.4375	$0.3743

Acquisitions & Developments

For Fiscal Year 2011

(Dollars in thousands, except price per square foot)

Acquisition Property Name	City	State	Year Built (1)	Total GLA (2)	Acquisition Date	Price Sq Ft	Initial Cost Basis (3)	Major Tenants
Edwards Theatres	San Diego (San Marcos)	CA	1999	100,551	3/11/2011	$260	$26,150	Edwards Theatres (a subsidiary of Regal Cinemas)

Rite Aid - Vestavia Hills (4)	Birmingham (Vestavia Hills)	AL	2002	11,180	3/22/2011	131	1,467	Rite Aid
Gilroy Crossing	Gilroy	CA	2004	325,431	4/5/2011	210	68,400	Kohl’s, Ross, Michaels, Bed Bath & Beyond, Target (non-owned)
The Promenade	Scottsdale	AZ	1999	433,538	7/11/2011	254	110,025	Nordstrom Rack, Trader Joe’s, OfficeMax, PetSmart, Old Navy, Michael’s, Stein Mart, Cost Plus, Lowe’s (non-owned)
Anthem Highlands	Las Vegas (Henderson)	NV	2006	118,763	12/1/2011	147	17,500	Albertsons, CVS, Wells Fargo, Bank of America
The Crossings of Spring Hill	Nashville (Spring Hill)	TN	2008	219,841	12/19/2011	141	31,000	SuperTarget (non-owned), Kohl’s (non-owned), PetSmart, Ross, Bed Bath & Beyond

Total				1,209,304		$210	$254,542

Developments Under Construction	City	State	Estimated Opening Date (5)	GLA to be Constructed	Land (6)	Improvements	Total Carrying Amount (7)	Remaining Estimated Cost to Complete	% GLA Leased / Committed (8)	Major Tenants
Plaza at Rockwall - Phase II	Rockwall	TX	Open	101,163	$4,747	$9,995	$14,742	$4,145	85%	HomeGoods, Jo-Ann
Red Rock Commons - Phase I	St. George	UT	Q1 2012	118,500	10,823	16,735	27,558	3,076	93%	Dick’s, PetSmart, Old Navy, Gap Outlet, Ulta

Total				219,663	$15,570	$26,730	$42,300	$7,221

Future Developments / Land	City	State	Estimated GLA to be Constructed / Land	Estimated Start Date	Estimated Project Cost	Projected Use
Plaza at Rockwall - Phase III	Rockwall	TX	21,900	TBD	$2,223	Additional shop space
Red Rock Commons - Phase II	St. George	UT	15,140	TBD	$1,466	Additional shop space
Park West Place	Stockton	CA	15,200	TBD	NA	Additional outparcels to be sold, leased or developed
Shops at Foxwood	Ocala	FL	1.0 acre	TBD	NA	Additional land to be sold, leased or developed

(1)	Year built represents the year in which construction was completed.
(2)	Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).
(3)	The initial cost basis is subject to change based on the final property valuation and may differ from amounts reported in prior periods.
(4)	Rite Aid is an outparcel to Vestavia Hills City Center. A gain of $0.9 million was recognized on the acquisition of this property, which represented the difference between the fair value at the date of closing and the price paid.
(5)	Opening Date represents the date at which the Company estimates that the majority of the gross leasable area will be open for business. A property is reclassified from development to the operating portfolio at the earlier of (i) 85.0% occupancy or (ii) one year from completion and delivery of the space.
(6)	Plaza at Rockwall - Phase II amount represents the Company’s estimated land value at acquisition date. Includes a reduction of approximately $553,000 related to costs associated with a land parcel that was sold in the 4th quarter of 2011.
(7)	Total Carrying Amount includes land value, whereas Construction In Progress (CIP) values for development properties as listed in the Company’s SEC filings excludes land values.
(8)	Includes square footage of buildings leased to tenants (including square footage of buildings on outparcels owned by the Company and ground leased to tenants) as well as signed non-binding letters of intent as of February 2012.

Portfolio Summary

For the Quarter Ended December 31, 2011

(Dollars in thousands, except price per square foot)

Property Name	City	State	Year Built(1)	Total GLA(2)	Acquisition Date	Price Sq Ft	Initial Cost Basis	Percent Leased 12/31/2011(3)	Major Tenants
Operating Portfolio
The Promenade	Scottsdale	AZ	1999	433,538	7/11/2011	$254	$110,025	97.4%	Nordstrom Rack, Trader Joe’s, OfficeMax, PetSmart, Old Navy, Michael’s, Stein Mart, Cost Plus, Lowe’s (non-owned)
Park West Place	Stockton	CA	2005	598,287	12/14/2010	$155	$92,500	100.0%	Lowe’s, Kohl’s, Sports Authority, Jo-Ann, Ross, PetSmart, Office Depot, Target (non-owned)
Gilroy Crossing	Gilroy	CA	2004	325,431	4/5/2011	$210	$68,400	99.6%	Kohl’s, Ross, Michaels, Bed Bath & Beyond, Target (non-owned)
Brandywine Crossing	Washington Metro (Brandywine)	MD	2009	198,384	10/1/2010	$224	$44,500	98.4%	Safeway, Marshalls, Jo-Ann, Target (non-owned) Costco (non-owned)
Plaza at Rockwall - Phase I	Rockwall	TX	2007	328,725	6/29/2010	$108	$35,500	100.0%	Best Buy, Dick’s, Staples, Ulta, JC Penney, Belk
Vestavia Hills City Center(4)	Birmingham (Vestavia Hills)	AL	2002	390,103	8/30/2010	$89	$34,867	81.0%	Publix, Dollar Tree, Stein Mart, Rave Motion Pictures
The Crossings of Spring Hill	Nashville (Spring Hill)	TN	2008	219,841	12/19/2011	$141	$31,000	97.7%	SuperTarget (non-owned), Kohl’s (non-owned), PetSmart, Ross, Bed Bath & Beyond
Edwards Theatres	San Diego (San Marcos)	CA	1999	100,551	3/11/2011	$260	$26,150	100.0%	Edwards Theatres (a subsidiary of Regal Cinemas)
Rosewick Crossing	Washington Metro (La Plata)	MD	2008	116,036	10/1/2010	$215	$24,900	80.3%	Giant Food, Lowe’s (non-owned)
Excel Centre	San Diego	CA	1999	82,157	**	$288	$23,700	100.0%	Kaiser Permanente, Swinerton, Excel Trust, UBS
5000 South Hulen	Fort Worth	TX	2005	86,833	5/12/2010	$252	$21,900	94.9%	Barnes & Noble, Old Navy
Grant Creek Town Center	Missoula	MT	1998	164,166	8/27/2010	$130	$21,300	93.8%	Ross, TJ Maxx, REI
Lowe’s	Shippensburg	PA	2008	171,069	6/22/2010	$103	$17,600	100.0%	Lowe’s
Anthem Highlands	Las Vegas (Henderson)	NV	2006	118,763	12/1/2011	$147	$17,500	82.2%	Albertsons, CVS, Wells Fargo, Bank of America
Shops at Foxwood	Ocala	FL	2010	78,660	10/19/2010	$160	$12,600	90.8%	Publix, McDonald’s (non-owned)
Northside Plaza	Dothan	AL	2010	171,670	11/15/2010	$70	$12,400	91.6%	Publix, Hobby Lobby, Books A Million
Five Forks Place	Simpsonville	SC	2002	61,191	**	$127	$7,800	92.4%	Publix
Mariner’s Point	St. Marys	GA	2001	45,215	7/20/2010	$146	$6,600	96.5%	Shoe Show, Super Wal-Mart (non-owned)
Newport Towne Center	Newport	TN	2006	60,100	**	$108	$6,500	100.0%	Stage Stores (DBA Goody’s), Dollar Tree, Super Wal-Mart (non-owned)
Merchant Central	Milledgeville	GA	2004	45,013	6/30/2010	$136	$6,100	93.8%	Dollar Tree, Super Wal-Mart (non-owned)
Walgreens	Corbin (North)	KY	2009	13,650	5/24/2010	$256	$3,500	100.0%	Walgreens

Total Operating Portfolio	Total			3,809,383		$164	$625,342	95.2%

Developments Under Construction	City	State	Estimated Opening Date(5)	GLA to be Constructed	Land Value (6)	Improvements	Total Carrying Amount (7)	% GLA Leased / Committed (8)	Major Tenants
Plaza at Rockwall - Phase II	Rockwall	TX	Open	101,163	4,747	9,995	14,742	85%	HomeGoods, Jo-Ann
Red Rock Commons - Phase I	St. George	UT	Q1 2012	118,500	10,823	16,735	27,558	93%	Dick’s, PetSmart, Old Navy, Gap Outlet, Ulta

	Total			219,663	15,570	26,730	$42,300

	Total Portfolio (9)			4,029,046			$667,642

**	Acquired from Predecessor as part of the Company’s formation transactions.
(1)	Year built represents the year in which construction was completed.
(2)	Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).
(3)	The Company’s Q1 2011 supplemental disclosed occupancy in this column. The Company discloses both occupancy and leased percentages in the supplemental (see Expiration Schedule for details).
(4)	Includes the 2011 Rite Aid acquisition, which is an outparcel to Vestavia Hills City Center. The purchase of the Rite Aid property in 2011 resulted in a gain on acquisition of $937,000 due to the recognition of the fair value of assets in excess of the Company’s $1.5 million purchase price.
(5)	Opening Date represents the date at which the Company estimates that the majority of the gross leasable area will be open for business. A property is reclassified from development to the operating portfolio at the earlier of (i) 85.0% occupancy or (ii) one year from completion and delivery of the space.
(6)	Plaza at Rockwall - Phase II amount represents the Company’s estimated land value at acquisition date.
(7)	Total Carrying Amount includes land value, whereas Construction In Progress (CIP) values for development properties as listed in the Company’s SEC filings excludes land values.
(8)	Includes square footage of buildings leased to tenants (including square footage of buildings on outparcels owned by the Company and ground leased to tenants) as well as signed non-binding letters of intent as of February 2012.
(9)	Figure excludes Future Developments / Land (see Acquisitions & Developments page for details)

Summary of Leasing Activity

For the Quarter Ended December 31, 2011

	Number of Leases(1)	GLA	Weighted Average-New Lease Rate(2)	Weighted Average- Prior Lease Rate(2)	Percentage Increase or (Decrease)	Tenant Improvement Allowance	Tenant Improvement Allowance per Sq Ft	Leasing Commission	Leasing Commission per Sq Ft
Three months ended December 31, 2011
New Leasing:
New leases-previously occupied	—	—	$—	$—		$—	$—	$—	$—
New leases (operating portfolio)-vacancy(3)	3	6,950	$16.83	n/a		$85,000	$12.23	$11,004	$1.58
New leases (development)-vacancy(3)	7	38,210	$18.32	n/a		$1,460,180	$38.21	$354,881	$9.29

Total	10	45,160

Renewals/Amendments(4)	11	56,640	$15.90	$15.64	1.7%	$—	—	$—	$—

Total leasing	21	101,800

Three months ended September 30, 2011
New Leasing:
New leases-previously occupied	5	9,857	$20.86	$16.90	23.4%	$27,000	$2.74	$91,641	$6.50
New leases (operating portfolio)-vacancy(3)	6	14,100	$18.06	n/a		$56,390	$4.00	$54,136	$5.49
New leases (development)-vacancy(3)	2	18,051	$16.19	n/a		$680,510	$37.70	$142,289	$7.88

Total	13	42,008

Renewals/Amendments(4)	7	10,826	$16.97	$16.71	1.5%			$21,652	$2.00

Total leasing	20	52,834

(1)	The number of leases executed during the period and the associated GLA excludes month-to-month leases and leases involving office GLA.
(2)	Lease rate represents final cash rent from the previous lease and the initial cash rent from the new lease - lease rate excludes the impact of changes in lease rates during the term of the lease.
(3)	A space is considered vacant for purposes of this report if it has never been previously occupied or has been vacant for a period of twelve or more months.
(4)	Includes the exercise of lease options and any amendments to the original lease that expand the leased square footage or extend the lease term.

Major Tenants By GLA

For the Quarter Ended December 31, 2011

(Dollars in thousands, except rent per square foot)

Total GLA-Operating Portfolio(1)	3,809,383

	Tenants	# Stores	Square Feet	% of Total GLA
1	Lowe’s	2	325,863	8.6%
2	Publix	4	199,751	5.2%
3	Kohl’s	2	176,656	4.6%
4	Ross	4	115,259	3.0%
5	JC Penney	1	103,256	2.7%
6	Edwards Theatres	1	100,551	2.6%
7	TJX Companies	3	82,907	2.2%
8	PetSmart	4	79,101	2.1%
9	Bed Bath & Beyond	3	75,864	2.0%
10	Jo-Ann	3	75,619	2.0%

	Total Top 10 GLA	27	1,334,827	35.0%

Major Tenants By Rent

Annualized Base Rent-Operating Portfolio (2)	$52,711

	Tenants	# Stores	Square Feet	Rent Per Sq Ft	ABR	% ABR
1	Lowe’s	2	325,863	$6.74	$2,195	4.2%
2	Edwards Theatres	1	100,551	21.72	2,184	4.1%
3	Publix	4	199,751	10.76	2,149	4.1%
4	Kohl’s	2	176,656	7.63	1,347	2.6%
5	Ross	4	115,259	11.41	1,316	2.5%
6	Kaiser	1	30,052	41.92	1,260	2.4%
7	PetSmart	4	79,101	13.29	1,213	2.3%
8	Jo-Ann	3	75,619	13.37	1,011	1.9%
9	Sports Authority	2	71,018	13.63	968	1.8%
10	TJX Companies	3	82,907	10.57	876	1.7%

	Total Top 10 Annualized Rent	26	1,256,777	$11.55	$14,519	27.5%

(1)	Includes gross leasable area associated with buildings on ground lease
(2)	Annualized Base Rent is described on the Definitions page.

Expiration Schedule

For the Quarter Ended December 31, 2011

(Dollars in thousands, except rent per square foot)

Total GLA - Operating Portfolio	3,809,383
Total GLA Occupied - Operating Portfolio	3,618,545

% Occupied	95.0%

Total GLA - Operating Portfolio	3,809,383
Total GLA Leased - Operating Portfolio	3,624,921

% Leased	95.2%

Retail GLA - Operating Portfolio(1)	3,727,226
Retail GLA Occupied - Operating Portfolio	3,542,764

% Occupied	95.1%

Retail GLA - Operating Portfolio(1)	3,727,226
Retail GLA Leased - Operating Portfolio	3,542,764

% Leased	95.1%

		% of Occupied Retail GLA	Total Occupied Retail ABR	% of Total Occupied Retail ABR
Occupied Retail Anchor GLA(2)	2,566,030	72.4%	$28,587	57.0%
Occupied Retail Inline GLA(2)(3)	976,734	27.6%	21,532	43.0%

Total Occupied Retail GLA	3,542,764	100.0%	$50,119	100.0%

Year	Anchor GLA Expiring	% of Total Retail GLA	Anchor Rent Per SF	Inline GLA Expiring	% of Total Retail GLA	Inline Rent Per Sq Ft	Total Retail GLA Expiring	% of Total Retail GLA	Total Retail ABR Expiring	% of Total Retail ABR	Average Rent Per SF
2012(3)	4,202	0.1%	$16.04	101,879	2.9%	$16.46	106,081	3.0%	$1,744	3.5%	$16.44
2013	45,174	1.3%	5.57	124,461	3.5%	22.78	169,635	4.8%	3,087	6.2%	18.20
2014	106,275	3.0%	18.20	183,346	5.2%	21.04	289,621	8.2%	5,792	11.6%	20.00
2015	409,481	11.6%	13.87	161,845	4.6%	23.50	571,326	16.1%	9,484	18.9%	16.60
2016	160,273	4.5%	9.27	156,303	4.4%	21.80	316,576	8.9%	4,894	9.8%	15.46
2017	38,000	1.1%	12.37	31,499	0.9%	20.59	69,499	2.0%	1,119	2.2%	16.10
2018	186,694	5.3%	15.01	45,472	1.3%	18.55	232,166	6.6%	3,645	7.3%	15.70
2019	250,623	7.1%	16.22	27,707	0.8%	22.40	278,330	7.9%	4,685	9.3%	16.83
2020	86,309	2.4%	13.69	42,129	1.2%	27.81	128,438	3.6%	2,353	4.7%	18.32
Beyond 2020	1,278,999	36.1%	8.33	102,093	2.9%	26.13	1,381,092	39.0%	13,317	26.6%	9.64

Total	2,566,030	72.4%	$11.14	976,734	27.6%	$22.04	3,542,764	100.0%	$50,120	100.0%	$14.15

(1)	Retail figures exclude the Excel Centre because it is an office building and currently serves as headquarters for Excel Trust.
(2)	Anchor Tenants and Inline Tenants are described on the Definitions page.
(3)	Includes month-to-month leases and ground leases, but excludes percentage rent.

Definitions

Adjusted Funds From Operations (AFFO): Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non-cash compensation expense, amortization of prepaid financing costs and non-recurring transaction costs, and other one-time items, then subtracting straight-line rents, amortization of above and below market leases and non-incremental capital expenditures. Our computation may differ from the methodology for calculating AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Anchor Tenant: A tenant who occupies 10,000 square feet or more.

Annualized Base Rent: Annualized Base Rent is obtained by annualizing the cash rental rate (excluding reimbursements and percentage rent) for the final month of a reporting period.

Funds From Operations (FFO): Excel Trust considers FFO an important supplemental measure of its operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year-over-year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income.

Excel Trust computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. As defined by NAREIT, FFO represents net income (loss) (computed in accordance with generally accepted accounting principles, or GAAP), excluding real estate-related depreciation and amortization, impairment charges and net gains (losses) on the disposition of real estate assets and after adjustments for unconsolidated partnerships and joint ventures. Excel Trust’s computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) replacement or expansion, debt (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Inline Tenant: Any tenant who does not qualify as an anchor tenant.

Leased: A space is considered leased when both Excel Trust and the tenant have executed the lease agreement.

Occupied: A space is considered occupied when the tenant has access to the space and revenue recognition has commenced (includes month-to-month tenants). If a tenant has vacated a space and Excel Trust has agreed to terminate the lease, the space is considered unoccupied as of the date of execution of the amended lease agreement.